UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 14, 2018

Date of Report (Date of earliest event reported)

TRUSTMARK CORPORATION

(Exact name of registrant as specified in its charter)

Mississippi	000-03683	64-0471500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

248 East Capitol Street, Jackson, Mississippi	39201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(601) 208-5111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 9.01.  Financial Statements and Exhibits.

Copies of new forms of agreement that have been approved by the Human Resources Committee, for use under the Trustmark Corporation Amended and Restated Stock and Incentive Compensation Plan, are filed herewith.

(d) Exhibits

Exhibit Number	Description of Exhibits
10-s	Form of Performance-Based Restricted Stock Agreement for Associate (under the Amended and Restated Stock and Incentive Compensation Plan)
10-t	Form of Time-Based Restricted Stock Agreement for Associate (under the Amended and Restated Stock and Incentive Compensation Plan)
10-u	Form of Time-Based Restricted Stock Agreement for Director (under the Amended and Restated Stock and Incentive Compensation Plan)

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
10-s	Form of Performance-Based Restricted Stock Agreement for Associate (under the Amended and Restated Stock and Incentive Compensation Plan)
10-t	Form of Time-Based Restricted Stock Agreement for Associate (under the Amended and Restated Stock and Incentive Compensation Plan)
10-u	Form of Time-Based Restricted Stock Agreement for Director (under the Amended and Restated Stock and Incentive Compensation Plan)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUSTMARK CORPORATION

BY:	/s/ Louis E. Greer
Louis E. Greer
Treasurer and Principal Financial Officer

DATE:	February 14, 2018